SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                          Date of Report: May 24, 2006





                                INSEQ CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             33-0895699
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


535 West 34th Street, Suite 203, New York, New York                       10001
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(Address of principal executive offices)                              (Zip Code)


                                 (646) 792-2634
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 24, 2006, Inseq entered into a Share Purchase Agreement with its majority shareholder, GreenShift Corporation. The Agreement contemplates a closing to occur on or before June 30, 2006. At the closing, GreenShift Corporation will transfer to Inseq all of its interest in Sterling Planet, Inc. (approximately 10% of the capital stock), all of its interest in TerraPass, Inc. (approximately 10% of the capital stock), and al of the capital stock of four recently formed corporations: GS Solar, Inc., GS Wind, Inc., GS Hydro, Inc. and GS Wave, Inc. The latter four corporations were organized to engage in the development of clean energy projects. In exchange for the shares in the six corporations, Inseq will issue to GreenShift Corporation 450,000 shares of Inseq Series C Preferred Stock, bringing to 2,200,000 the number of shares of Inseq Series C Preferred Stock owned by GreenShift.

GreenShift will be entitled to convert its 2,200,000 shares of Inseq Series C Preferred Stock into 220,000,000 shares of Inseq common stock. GreenShift will also be entitled to cast 220,000,000 votes at each meeting of Inseq shareholders by reason of its ownership of the Inseq Series C Preferred Stock. Each share of Inseq Series C Preferred Stock will have a $1.00 preference over the common stock in the event of a liquidation of Inseq.



ITEM 8.01         OTHER EVENTS

On May 24, 2006 Inseq Corporation issued a press release concerning the Share Purchase Agreement and related matters. A copy of the press release is filed as an exhibit to this Report.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10-a Share Purchase Agreement dated May 24, 2006 between GreenShift Corporation and Inseq Corporation.

99   Press release dated May 24, 2006.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



INSEQ CORPORATION



By:  /s/ Kevin Kreisler
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         Kevin Kreisler
         Chief Executive Officer

Dated:  May 31, 2006